Exhibit 10.19

Second Amendment to Credit Agreement

This Second Amendment to Credit Agreement is dated as of November 10, 2010 (this “Amendment”) by and among RC2 Corporation, a Delaware corporation (the “Company”), Learning Curve Brands, Inc., a Delaware corporation (“LCBI”), Learning Curve Canada Limited, a corporation incorporated under the laws of Ontario, Canada (“LCCL”), RC2 (Asia) Limited, a company incorporated in Hong Kong (“RC2 Asia”), RC2 Australia Pty., Ltd., a proprietary company duly incorporated in Victoria, Australia (“RC2 Australia”), RC2 Deutschland GmbH, a private company duly incorporated and registered under the laws of Germany (“RC2 Germany”), Racing Champions International Limited, a corporation organized under the laws of England and Wales  (“RC2 UK”), Racing Champions Worldwide Limited, a corporation organized under the laws of England and Wales (“Racing Champions”; the Company, LCBI, LCCL, RC2 Asia, RC2 Australia, RC2 Germany, RC2 UK and Racing Champions, collectively, the “Borrowers” and individually, a “Borrower”), the guarantors party hereto, the financial institutions listed on the signature pages hereof as Lenders and Bank of Montreal (“BMO”), as administrative agent (in such capacity, the “Administrative Agent”).

Preliminary Statements

A.  The Borrowers, the guarantors party thereto (the “Guarantors”), the financial institutions listed on the signature pages thereof as Lenders and the Administrative Agent have heretofore entered into that certain Credit Agreement dated as of November 3, 2008, as amended (the “Credit Agreement”); and

B.  The Borrowers have asked the Required Lenders to make certain amendments to the Credit Agreement, and the Required Lenders are willing to do so on the terms and conditions set forth in this Amendment.

Now, Therefore, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I
Definitions

Section 1.1   Use of Defined Terms.  Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

Article II
Amendment

Section 2.1.   Section 8.21(iv) of the Credit Agreement shall be and hereby is amended and restated to read in its entirety as follows:

(iv)  Intentionally Omitted.

Article III
Representations And Warranties

Section 3.1   Credit Agreement Representations.  In order to induce the Required Lenders and the Administrative Agent to enter into this Amendment, each Borrower and Guarantor (collectively, the “Loan Parties”) hereby reaffirms, as of the date hereof after giving effect to this Amendment, its representations and warranties contained in Section 6 of the Credit Agreement and additionally represents and warrants to the Administrative Agent and each Lender as set forth in this Article III.

Section 3.2   Due Authorization, Non-Contravention, etc.  The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s powers, have been duly authorized by all necessary corporate action, and do not:

(a)  contravene such Loan Party’s constituent documents;

(b)  contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such
Loan Party; or

(c)  result in, or require the creation or imposition of, any Lien on any of such Loan Party’s properties.

Section 3.3   Government Approval, Regulation, etc.  No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Loan Parties of this Amendment.

Section 3.4   Validity, etc.  This Amendment constitutes the legal, valid and binding obligation of the Loan Parties enforceable in accordance with its terms.

Article IV
Conditions Precedent

Section 4.1   Effectiveness. This Amendment shall be effective upon the execution and delivery of this Amendment by each Loan Party and the Required Lenders.

Article V
Miscellaneous Provisions

Section 5.1   Ratification of and References to the Credit Agreement.  Except for the amendments expressly set forth above, the Credit Agreement and each other Loan Document is hereby ratified, approved and confirmed in each and every respect.  Each Loan Party hereby acknowledges and agrees that (i) the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations, Hedging Liability and Funds Transfer and Deposit Account Liability arising under the Credit Agreement as amended hereby and (ii) the Collateral Documents and the rights and remedies of the Administrative Agent thereunder, the obligations of each Loan Party thereunder, and the Liens created and provided for thereunder, remain in full force and effect and shall not be affected, impaired or discharged hereby.  Nothing herein contained shall in any manner affect or impair the priority of the Liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

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Section 5.2   Headings.  The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 5.3   Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

Section 5.4.   No Other Amendments.  Except for the amendments expressly set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents.

Section 5.5.   Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

Section 5.6.   Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

“Borrowers”

RC2 CORPORATION
LEARNING CURVE BRANDS, INC.
LEARNING CURVE CANADA LIMITED
RC2 AUSTRALIA PTY., LTD.
RC2 DEUTSCHLAND GMBH
RACING CHAMPIONS INTERNATIONAL LIMITED
RACING CHAMPIONS WORLDWIDE LIMITED

By  /s/  Peter A. Nicholson
       Name  Peter A. Nicholson
       Title    Chief Financial Officer

RC2 (ASIA) LIMITED

By  /s/  Helena Lo
       Name  Helena Lo
       Title    Managing Director of RC2 HK

“Guarantors”

RCE HOLDINGS, LLC
LEARNING CURVE INTERNATIONAL, INC.
LEARNINGCURVESHOP.COM, INC.
LEARNING CURVE CANADA HOLDCO, INC.
JJCC, INC.

By  /s/  Peter A. Nicholson
       Name  Peter A. Nicholson
       Title    Chief Financial Officer

“Administrative Agent”

BANK OF MONTREAL

By  /s/  Philip Langheim
      Name  Philip Langheim
      Title    Managing Director

“Lenders”

BMO CAPITAL MARKETS FINANCING, INC.

By  /s/  Philip Langheim
        Name  Philip Langheim
        Title    Managing Director

PNC Bank, National Association, as successor by
   merger to National City Bank

By  /s/  Stephanie Kline
     Name  Stephanie Kline
     Title    Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By  /s/  Mary Ann Klemm
      Name  Mary Ann Klemm
      Title   Vice President

FIFTH THIRD BANK

By  /s/  Joseph A. Wemhoff
      Name  Joseph A. Wemhoff
      Title    Vice President

THE NORTHERN TRUST COMPANY

By  /s/  Cliff Hoppe
      Name  Cliff Hoppe
      Title    Second Vice President

THE PRIVATEBANK AND TRUST COMPANY

By  /s/  Michael F. Perry
      Name  Michael F. Perry
      Title    Managing Director